Exhibit 10(jjj)

CONFIDENTIAL
CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS OF THIS
DOCUMENT HAVE BEEN REDACTED AND
HAVE BEEN SEPARATELY FILED WITH THE
COMMISSION.
TXU Generation Development Company LLC
1601 Bryan Street
Dallas, TX 75201-3411

February ___,  2007
***

Re:  Transaction Confirmation

***

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between *** (“Party A”) and TXU GENERATION DEVELOPMENT COMPANY LLC, a Delaware limited liability company (“Party B”) on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”), as supplemented from time to time, (collectively the “2000 ISDA Definitions”) are incorporated into this Confirmation. Additionally, the 2005 Commodity Derivatives Definitions, as supplemented or modified from time to time (collectively, the “Commodity Definitions”) published by ISDA are hereby incorporated into this Confirmation by reference with respect to any “Transactions” as defined by the Commodity Definitions in commodities (“Commodity Transactions”), except as otherwise specifically provided in this Confirmation. In the event of any inconsistency between the 2000 Definitions and the Commodity Definitions with respect to such Commodity Transactions, the Commodity Definitions will prevail.

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of this Transaction to which this Confirmation relates. The Parties to this Confirmation shall in good faith attempt to negotiate and execute a 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Form” or, when executed, the “Agreement”) with such modifications as Party A and Party B will in good faith agree. Upon execution of the Agreement, this Confirmation will supplement, form a part of, and be subject to that Agreement. Until Party A and Party B execute and deliver the Agreement, if any, this Confirmation, together with all other documents referring to the ISDA Form (each an “Other Confirmation”) confirming transactions (each an “Other Transaction” and, together with this Transaction, the “Party A Transactions”) entered into between Party A and Party B (notwithstanding anything to the contrary in an Other Confirmation), shall supplement, form a part of, and be subject to an agreement (which shall survive the termination of this Transaction) in the form of the ISDA Form as if Party A and Party B had executed an agreement in such form effective as of the Trade Date of this Transaction between Party A and Party B (but without any Schedule except for (i) the election of Loss and Second Method for the purposes of payments on early termination, (ii) New York law as the governing law, (iii) US Dollars (“USD”) as the Termination Currency, (iv) specifying that (A) Section 2(c)(ii) of the ISDA Form will not apply and (B) the 30-day grace period under Section 5(a)(ii) of the ISDA Form will not apply with respect to a breach of Sections 2(b)(i), 2(b)(iii)(A), 2(b)(iv) of this Confirmation or (insofar as it relates to the delivery of collateral by Party B) Section 2(c)(ii) (solely, in the case of Section 2(c)(ii), where Party B has elected to provide Alternative Group Collateral) of this Confirmation, (v) Section 5(a)(vi) of the ISDA Form shall apply and be amended by: (A) deleting the phrase “, or becoming capable at such time of being declared,” therefrom and (B) the Threshold Amount (x) with respect to Party B shall be *** and (y) with respect to Party A shall be *** (vi) “Credit Event Upon Merger” shall not apply to Party B and shall apply to Party A and (vii) Party A is the Calculation Agent unless an Event of Default or a Potential Event of Default where Party A is the Defaulting Party shall occur, in which case Party B shall be the Calculation Agent). The foregoing provisions will be included in the Agreement negotiated by the parties.

All Party A Transactions are entered into on the understanding that this Confirmation and any Other Confirmations form a single agreement between the parties, and the parties would not otherwise enter into this Transaction or any Other Transaction(s).

This Confirmation supersedes any prior oral or written agreement between the Parties regarding the subject matter hereof. This Confirmation, together with the ISDA Form, shall constitute the entire agreement between the Parties with respect to this Transaction.

Unless otherwise agreed, all money payable by one party (the “Payor”) to the other (the “Payee”) in respect of any Party A Transaction shall be paid free and clear of, and without withholding or deduction for, any taxes or duties of whatsoever nature imposed, levied, collected, withheld or assessed by any authority having power to tax (a “Tax”), unless the withholding or deduction of such Tax is required by law. In that event, unless otherwise agreed, Payor shall pay such additional amounts as will result in the net amounts receivable by Payee (after taking account of such withholding or deduction) being equal to such amounts as would have been received by Payee had no such Tax been required to be withheld or deducted; provided the term “Tax” shall not include any Tax that would not been imposed but for (i) the failure of Payee to timely deliver any tax form or document reasonably requested by Payor, or (ii) the existence of any present or former connection between Payee and the jurisdiction imposing such Tax other than the mere receipt of payment from Payor or the performance of Payee’s obligations under any Party A Transaction.

1. Transactions:

The transactions, the terms of which are set forth in Schedule 1 (collectively, “this Transaction”), are commodity swaps.

2. Collateral Requirements:

Party A Credit Terms:

Credit Support Provider: ***.

Credit Support Document: ***.
***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Party B Credit Terms:

Credit Support Provider: (a) At any time prior to the release of the Big Brown Collateral, Big Brown Company, (b) TXU Energy Company LLC until such time, if ever, as this Transaction is novated to the Alternative Group Borrower pursuant to Section 2(c)(vii) of this Confirmation and (c) to the extent that, in connection with the provision of any Alternative Group Collateral, guarantees are provided in connection therewith, the guarantors obligated on such guarantees. Credit Support Document: (a) Any document evidencing or granting a lien in Big Brown Collateral or Alternative Group Collateral that is provided, or required to be provided, by Party B hereunder for so long as the lien to which such document relates is required to be in effect hereunder, (b) Guaranty of TXU Energy Company LLC in the form attached as Annex A-2 delivered within two (2) Business Days of the execution of this Transaction (and the same shall remain a Credit Support Document until such time, if ever, as this Transaction is novated to the Alternative Group Borrower pursuant to Section 2(c)(vii) of this Confirmation) and (c) to the extent that, in connection with the provision of any Alternative Group Collateral, guarantees are provided in connection therewith, such guarantees.

(a) Provision Controlling. Notwithstanding anything to the contrary in this Confirmation, this Transaction, the ISDA Form or the Agreement, the provisions of this Section 2 shall govern all of the obligations of Party B with respect to the posting of collateral to Party A with respect to all Party A Transactions under the Agreement. In the event of any conflict between the terms and conditions of this Section 2 and any other provision of the Agreement, any schedule, annex or exhibit to the Agreement or any Other Confirmation issued under the Agreement, the terms of this Section 2 shall control and govern. The parties agree that this Section 2 shall be a part of the Agreement as executed and shall serve as a collateral addendum for the Agreement.

(b) Initial Provision of Big Brown Collateral; Covenants (“Phase I”)

(i) Initial Provision of Big Brown Collateral. On or prior to the Trade Date, Party B shall deliver the Big Brown Collateral as specified in Section 2(b)(ii) of this Confirmation.

(ii) Delivery of Collateral. Party B, in order to secure its obligations to Party A hereunder, shall cause to be delivered to Party A: (1) a first priority lien on and security interest in the Big Brown Collateral, subject to Big Brown Permitted Liens (which security interest shall be delivered through the execution by Party A of an Intercreditor Agreement Accession Agreement under the Big Brown Intercreditor Agreement); provided that such first priority lien and security interest is and shall be applicable solely to Party B’s obligations under this Transaction and all Other Transactions under the Agreement in an amount not to exceed its Collateral Percentage of the value of the Big Brown Collateral, (2) a copy of the mortgagee’s title policy on the real property interests in the Big Brown Collateral in an amount equal to $100,000,000, (3) evidence of property insurance covering the Big Brown Collateral consistent with customary utility standards, (4) (X) a reliance letter permitting Party A to rely, as of the date of the Trade Date, on the opinion of Hunton & Williams LLP issued on August 28, 2006 regarding the Big Brown Collateral, (Y) an opinion of New York counsel to Party B as to the enforceability of this Transaction (subject to customary qualifications, assumptions and exceptions) and substantially in the form of the opinion dated August 28, 2006 regarding the enforceability of certain other transactions secured by the Big Brown Collateral and (Z) an opinion of in-house counsel or Texas counsel to Party B as to the valid formation of Party B and Big Brown Company, the power and authority of Party B and Big Brown Company to execute, deliver, enter into, and perform its obligations under this Transaction and the collateral security documents, and that this Transaction and the collateral security documents do not violate the provisions of Party B or Big Brown Company’s governing documents or material agreements (collectively, the “Opinions” ); (5) a copy of a real property mortgage and fixture filing (the “Big Brown Mortgage”) granting the lien and security interest referred to in clause (1) above, (6) a copy of UCC-1 financing statements filed with the appropriate state and local authorities perfecting the lien and security interest on personal property referred to in clause (1) above, (7) a copy of a letter agreement between Party B and Big Brown Company pursuant to which Party B pays Big Brown Company a fee of $500,000 per annum (in advance) in consideration for Big Brown Company making its assets available for credit support for Party B’s obligations, and which provides that, for so long as the Big Brown Collateral is provided to Party A hereunder, such letter agreement shall not be materially modified or terminated nor any of its material provisions waived, without the prior written consent of the collateral agent under the Big Brown Intercreditor Agreement, (8) a letter from TXU Energy Company LLC to Party A pursuant to which TXU Energy Company LLC indemnifies Party A from and against any and all claims, losses, liabilities, suits, obligations, fines, damages, judgments, penalties, charges, costs and expenses (including reasonable attorneys’ fees and disbursements), whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise, which, directly or indirectly: (I) arise or relate to the period when an Affiliate of Party B was the owner or operator of the Big Brown Collateral, and (II) result from, or in connection with, any use, release or discharge of Hazardous Materials in violation of applicable law at, upon or under any property of Big Brown Company, and which provides that such indemnity letter will survive the transfer or novation of this Transaction and (9) an officer’s certificate (mutually acceptable to Party A and Party B) to the effect that, after the delivery of the Big Brown Collateral, TXU Energy Company LLC shall be solvent. To the extent that any of (1) through (9) above is delivered by Party B to Party A in connection with the execution of the confirmation dated February 23, 2007 between Party A and Party B, Party B’s obligation to deliver such item hereunder shall be satisfied.

(iii) No Sale of Collateral; Release of Collateral.

(A)No Sale of Collateral. For so long as Party B is required to provide Big Brown Collateral hereunder, Party B shall not, and shall not permit Big Brown Company to sell, lease, transfer or otherwise dispose of any material portion of the Big Brown Collateral; provided that Party B and Big Brown Company shall be permitted to (i) sell or otherwise dispose of power, capacity, ancillary services, coal, natural gas, fuel or inventory, (ii) sell, lease, transfer or otherwise dispose of assets that are obsolete, damaged or not used or useful in its business, (iii) sell, lease, transfer or otherwise dispose of assets to an Affiliate as contemplated by Section 6(d) of the Big Brown Intercreditor Agreement and (iv) sell, lease, transfer or otherwise dispose of assets for cash consideration in an aggregate amount not to exceed $25,000,000 in any calendar year.

(B)Release of Collateral. On the earlier of (A) the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in respect of indemnities and similar provisions), (B) the Eagle Date and (C) if Party B provides a first lien on Alternative Group Collateral to Party A as provided in Section 2(c)(ii) of this Confirmation, the date of execution and delivery of a Alternative Group First Lien Facility, Party A shall, at Party B’s sole cost and expense, release its liens on and security interests in the Big Brown Collateral and promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release (but only, in the case of the foregoing clause (C), if substitute collateral contemplated by this Agreement has been concurrently provided).

(iv) Restrictions on Further Liens. To the extent that any mortgage or security interest has been granted in the Big Brown Collateral in connection with this Transaction and for so long as such lien is required to remain outstanding hereunder, Party B shall not, and shall cause Big Brown Company not to, create, incur or suffer to exist any liens on Big Brown Collateral other than the liens granted herein and any Big Brown Permitted Lien (including, without limitation, in the case of Big Brown Permitted Liens, liens in favor of other counterparties on power purchase agreements and commodity or hedging agreements).

(v) Further Due Diligence. Party A may, at any time and from time to time, conduct further follow-on Due Diligence and request regularly produced environmental reports (unless the furnishing of such reports would jeopardize claims of privilege) on any Big Brown Collateral that has been provided under this Confirmation.

(vi) Further Assurances. For so long as Party B is required to provide Big Brown Collateral hereunder, Party B shall, and shall cause, as applicable, Big Brown Company to preserve, protect and defend the liens and security interests granted on such collateral and, from time to time, take such actions as may be reasonably necessary to render fully valid and enforceable under all applicable laws the rights, liens and priorities of Party A with respect to such collateral furnished thereunder or intended to be so furnished.

(c) Group Financing (“Phase II”)

(i) Occurrence of Eagle Date.

(A)In the event that the Eagle Date shall occur, the terms of all Commodity Transactions subject hereto shall be amended and restated automatically to reflect the terms set forth on Annex X and the rights and obligations under all Commodity Transactions subject hereto shall be novated from Party B to TXU Energy Company LLC. The term “Eagle Date” shall mean the date of the closing of the secured first lien financing transaction described in the commitment letter (the “Eagle Letter”) dated as of February 25, 2007 among *** (the “Eagle Group First Lien Facilities”).

(B)[Reserved].

(ii) Provision of Alternative Group Collateral.

(A)If (1) the Eagle Date has not occurred on or prior to the termination or expiration of the Eagle Letter and (2) TXU Corp. and its controlled Affiliates (the “TXU Group”) or a subset thereof consisting of at least TXU Energy Company LLC and its controlled subsidiaries (the TXU Group or any such subset, the “TXU Alternative Group”) enter into a secured first lien financing transaction (the “Alternative Group First Lien Facilities”) within twenty-four (24) months following the termination or expiration of the Eagle Letter, in order to secure its obligations under this Transaction and the Agreement, Party B may, at its sole option, deliver to Party A in consideration for Party A’s release of its lien on the Big Brown Collateral:

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(I)  a first priority security interest in and lien on the Alternative Group Collateral, which security interest and lien are Pari Passu with the Alternative Group First Lien Facilities, subject to Alternative Group Collateral Permitted Liens (which security interest shall be granted through the execution by Party A of an instrument which entitles Party A to share in the first priority lien granted in the Alternative Group Collateral to holders of obligations under the Alternative Group First Lien Facilities and a collateral agency and intercreditor agreement executed in connection with the Alternative Group First Lien Facilities, which collateral agency and intercreditor agreement shall be on terms materially consistent with Section 2(c)(ii)(B) of this Confirmation (the “Alternative Intercreditor Agreement”)); provided that such first priority security interest and lien is and shall be applicable solely to Party B’s obligations under the Party A Transactions and the Agreement; provided, however, that such Alternative Group First Lien Collateral shall be deemed to be insufficient to the extent that it is provided to support a notional amount of Commodity Transactions in excess of 51,000,000 MMBtus per calendar year of natural gas hedge transactions per 1,000 MW of gross coal-or lignite-fired capacity delivered as such Alternative Group First Lien Collateral (allowing that for development projects, hedging restrictions shall be based on EPC contractor projections); and provided however, further that to the extent that such Alternative Group First Lien Collateral is insufficient based on the notional amount of Commodity Transactions as set forth in the preceding proviso, Party B shall select Commodity Transactions represented by such excess notional amounts which shall not be subject to the Alternative Group First Lien Collateral and, to the extent that such Commodity Transactions are Party A Transactions, such Party A Transactions shall remain supported by the lien on the Big Brown Collateral (which, in such circumstance,  shall not be released in full upon the provision of the Alternative Group Collateral as otherwise provided herein and no action on the part of Party A or Party B shall be required to permit such liens to remain outstanding on the Big Brown Collateral and otherwise be subject to the terms of the Big Brown Intercreditor Agreement and this Confirmation) or shall be subject to alternate credit support arrangements to be negotiated between Party A and Party B;

(II)	a reliance letter permitting Party A to rely on all opinions given to the administrative agent for the lenders in connection with the closing of the Alternative Group First Lien Facilities; and

(III)
a copy of a real property mortgage and fixture filing granting the lien and security interest referred to in clause (I) above together with copies of UCC-1 financing statements filed with the appropriate state and local authorities perfecting the lien and security interest on personal property referred to in clause (I) above.

Notwithstanding anything herein to the contrary, Party B shall have no obligation to provide a first lien on the Alternative Group Collateral to Party A and Party B’s obligations to Party A shall, in such case, remain supported solely by the Big Brown Collateral and the guaranty of TXU Energy Company LLC substantially in the form of Annex A-2 hereto.

(B)The salient terms of the Alternative Intercreditor Agreement shall provide that (1) Party A’s first lien shall be Pari Passu with the Alternative Group First Lien Facilities, (2) Party A shall be entitled to share in the first lien on the Alternative Group Collateral as a secured party in the event of a liquidation of such collateral and (3) Party A (I) shall have voting rights with respect to any remedies proposed to be taken by the holders of indebtedness under the Alternative Group First Lien Facilities with respect to the Alternative Group Collateral and all other matters relating to the Alternative Group Collateral or first lien collateral documents granting liens on the Alternative Group Collateral (and such voting rights shall be calculated at an amount equal to the greater of its Aggregate Net Settlement Amount and *** and (II) shall have voting rights with respect to any amendment or waiver of any provision of the Alternative Intercreditor Agreement that by its terms affects Party A or any other holders of obligations relating to commodity hedges or power purchase agreements disproportionately as compared to any other holders of indebtedness under the Alternative Group First Lien Facilities and such amendment or waiver shall only be effective if approved by a majority in principal amount of obligations that are disproportionately affected. Party A shall not be afforded any other voting rights or right to approve amendments to the Alternative Intercreditor Agreement.

(iii) Phase II Incorporation of Restrictive Covenants. In the event that Party B provides to Party A a lien on Alternative Group Collateral and prior to the date of the release of any such lien, the following terms, in the form contained in the Alternative Group First Lien Facilities as of the date of its execution and (except with respect to clauses (A) through (D) below) giving effect to subsequent modification, waiver, replacement or refinancing, shall be incorporated by reference herein or by supplement hereto: (A) limitation of first lien indebtedness, subject to certain baskets to be agreed, (B) limitation on liens, subject to certain baskets to be agreed, (C) prohibition on speculative hedging, (D) restriction on hedging to specified volume and tenors restrictions (for development projects, hedging restrictions shall be based on EPC contractor projections), (E) maintenance of insurance, (F) restrictions on asset sales and lien releases; provided, that with respect to any asset sale permitted under the applicable Alternative Group First Lien Facilities, the proceeds of which are applied to reduce first lien indebtedness, Party B shall terminate or collateralize its hedges in an amount equal to its pro rata portion of such asset sale proceeds, as further specified in Section 2(c)(iv) of this Confirmation; and provided further that none of Party B, any guarantor or any of their respective subsidiaries shall agree to an amendment, waiver or other modification of any restriction on the disposition of assets or release of liens or guarantors set forth in the definitive documentation for any applicable Alternative Group First Lien Facility (or any successor facility) that adversely and disproportionately affects Party A, giving regard to the affect such change would have on the collateral and guarantee release provisions of the Alternative Intercreditor Agreement and the applicable collateral security documents; and provided further, such terms referred to clauses (A) through (F) shall have default grace periods with respect thereto equivalent to those in the Alternative Group First Lien Facilities.
***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(iv) Phase II Sale of Assets. In the event that Party B provides to Party A a lien on Alternative Group Collateral and prior to the date of the release of any such lien, if any member of the TXU Alternative Group, as the case may be, shall sell or transfer (or release or subordinate any lien on), any coal-or lignite-fired power generation station that is a part of Alternative Group Collateral (including, without limitation, through the sale of any subsidiary), Party B shall calculate the “Phase II Allowed Hedge Capacity”, which shall equal *** per calendar year of natural gas hedge transactions per *** of gross capacity for each coal-or lignite-fired power generation station still owned or controlled by a member of the TXU Alternate Group, as applicable (excluding the power plant to be the subject of such release or lien or subordination) that is scheduled to be commercially available in the current and each future calendar year during the term covered by Commodity Transactions supported by the Alternative Group Collateral (provided that the size of the maximum allowed hedge position will be prorated to reflect the monthly production schedule in each such calendar year), and provide written notice of such Phase II Allowed Hedge Capacity to Party A. Party B shall notify Party A in the event that the outstanding notional amounts if any in respect of any such calendar year would be in excess of the Phase II Allowed Hedged Capacity after such sale or transfer. Party A and Party B agree that at the closing of such sale or transfer, Party B shall terminate all or a portion of the Commodity Transactions (including, if selected by Party B, Party A Transactions that are Commodity Transactions) (with the appropriate Party making the termination payment pursuant to Section 6(e) of the ISDA Form or the Agreement (as applicable) based on the occurrence of an “Additional Termination Event” thereunder where both parties are Affected Parties) such that the Phase II Allowed Hedging Capacity is not exceeded.

(v) Further Assurances. In the event that Party B provides to Party A a lien on Alternative Group Collateral and prior to the date of the release of any such lien, Party B shall, and shall cause, as applicable, each guarantor (subject to the terms of the applicable Phase II Intercreditor Agreement), to preserve, protect and defend the liens and security interests granted applicable collateral documents, and, from time to time, take such actions as may be reasonably necessary to render fully valid and enforceable under all applicable laws the rights, liens and priorities of Party A with respect to such collateral furnished thereunder or intended to be so furnished.

(vi) Release. In the event that Party B provides a first lien on Alternative Group Collateral in respect of this Transaction, on the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in respect of indemnities and similar provisions), Party A shall, at Party B’s sole cost and expense, release its liens on and security interests in Alternative Group Collateral and promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release.
***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(vii)
Novation to Alternative Group Borrower. In connection with the provision of a lien on Alternative Group Collateral, Party B may assign and novate Party A Transactions to the Alternative Group Borrower in respect of the Alternative Group First Lien Facilities in respect of which the Alternative Group Collateral has been pledged. In the event Party B elects to novate Party A Transactions to the Alternative Group Borrower, Party A shall execute such documentation as may be necessary, or in the opinion of Party B, desirable to reflect such novation including an ISDA Master Agreement, Schedule and confirmation with the Alternative Group Borrower that reflects the terms of this Confirmation (and such novation shall only be effective upon the execution by both parties of such documentation). No payment shall be due to or from Party A or Party B in connection with such novation, except that Party B shall pay to (or receive from) the Alternative Group Borrower reasonably equivalent value for the execution of such novation. In the event that a novation to the Alternative Group Borrower becomes effective, the Guaranty of TXU Energy Company LLC shall be deemed fully released and discharged, and Party A agrees to execute such documentation as may be necessary, or in the opinion of Party B, desirable to reflect such discharge.

(d) Additional Events of Default. Each of the following will constitute an Additional Event of Default hereunder with Party B as the Defaulting Party:

(i) Prior to the release of the Big Brown Collateral and the provision of subsequent collateral where required by Section 2(c) of this Confirmation, any of the obligations of Party B to Party A hereunder cease to be subject to a valid and perfected lien on and security interest in the Big Brown Collateral pursuant to the applicable collateral documents, and having the priority purported to be granted under such documents.

(ii) At any time following the date, if any, on which the obligations of Party B are secured by a lien on Alternative Group Collateral ranking Pari Passu with the lien securing the applicable Alternative Group First Lien Facilities, as applicable, any of the following occurs with respect to Party B's obligations to Party A or any guarantor’s obligations to Party A under any guarantees in respect thereof:

(A)subject to the terms of the applicable Alternative Intercreditor Agreement, such obligations cease to be subject to a valid and perfected lien on and security interest in such Alternative Group Collateral pursuant to the applicable collateral documents, and having the priority purported to be granted under such documents;

(B)such obligations cease to be at least equally and ratably secured in all respects with Party B's or the applicable guarantor’s obligations to the lenders under such Alternative Group First Lien Facilities in accordance with the terms of the Alternative Intercreditor Agreement and except as expressly permitted in Section 2(c) of this Confirmation; and

(C)such obligations cease to rank at least Pari Passu with Party B's or the applicable guarantor’s obligations to the lenders under such Alternative Group First Lien Facilities, as applicable, and in accordance with the terms of the Alternative Intercreditor Agreement and except as expressly permitted in Section 2(c) of this Confirmation.

(e) Definitions. As used in this Confirmation, the following terms shall have the following meanings:

“Affiliate” shall mean, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Alternative Group Borrower” means the borrower in respect of any Alternative Group First Lien Facilities.

“Alternative Group Collateral” shall mean collateral granted under the Alternative Group First Lien Facilities.

“Alternative Group Collateral Permitted Liens” shall mean any and all liens permitted under the terms of the Alternative Group First Lien Facilities.

“Alternative Group First Lien Facilities” has the meaning set forth in Section 2(c)(ii)(A) of this Confirmation.

“Big Brown Company” means TXU Big Brown Company LP, a Texas LP.

“Big Brown Facility” means the coal or lignite-fired electric generation facility located in Freestone County, Texas and owned by Big Brown Company.

“Big Brown Collateral” shall mean: (a) the two generating units of the Big Brown Facility known as Unit 1 and Unit 2, and all associated fixtures, contracts, inventory, general intangibles, appurtenances and easements that are reasonably necessary to operate these generating units; and (b) all proceeds therefrom; provided that any facilities that are necessary or, in the opinion of Party B, desirable for the development, construction and operation of the planned development of Big Brown Unit 3 and that would otherwise be a part of the Big Brown Collateral shall be expressly excluded therefrom (and, to the extent a lien thereon or a security interest therein is granted to Party A in connection herewith, Party A shall promptly release such lien on and security interest in such property upon the request of Party B and shall execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release).

“Big Brown Intercreditor Agreement” means that certain Amended and Restated Collateral Agency and Intercreditor Agreement dated as of February 23, 2007 among DevCo, as obligor, TXU Big Brown Company, L.P., as pledgor, ***and each of the other parties that are party thereto from time to time, as amended.

“Big Brown Permitted Liens” shall mean:

(a)	liens created under the Big Brown Mortgage;

(b)	liens for any tax, assessment or other governmental charge to the extent not yet delinquent or being contested or reserved against in accordance with customary practice;

(c)	materialmen's, mechanics', workers', repairmen's, employees' or other like liens, arising in the ordinary course of business;

(d)
liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves, bonds or other security have been provided or are fully covered by insurance;

(e)
liens consisting of encumbrances set forth and described on the applicable schedules to the applicable title commitments and/or title policies delivered pursuant to Section 2(b)(ii)(2) of this Confirmation;

(f)	other liens incident to the ordinary course of business;

(g)	involuntary liens (including, without limitation, a lien of an attachment, judgment or execution);

(h)
additional liens in favor of counterparties under power purchase agreements or commodity or hedging agreements subject to the aggregate Collateral Percentage of all such persons, together with Party A, never exceeding 1.00 (i.e., 100%);

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(i)
liens under purchase money loans or capital leases (to the extent such liens attach to Big Brown Collateral) or in respect of emissions allowances in an amount not to exceed $50,000,000 in the aggregate; and

(j)	second priority or third priority liens that are subordinated to the first priority liens;

provided, however, that the foregoing liens listed in clauses (b), (c), (d), (f) and (g) do not in the aggregate materially impair the value of the Big Brown Collateral.

“Confidential Information” means all data, reports, interpretations, plans, customer or supplier lists, contract terms and conditions, forecasts and records, whether in written, oral or electronic form, whether or not made, developed and/or conceived by Receiving Party (whether before, on or after the date of this Agreement) and containing or otherwise reflecting information concerning:

(A)	the terms of the Agreement, this Confirmation, this Transaction and any Other Transactions;

(B)	the content of any and all conversations, discussions or correspondence to or from the Providing Party regarding the above matters; and

(C)	any other information which is marked by the Providing Party or its representatives as “confidential” or “proprietary” or similar appellation.

Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement:

(W)	Information which was already in Receiving Party's possession prior to its receipt from the Providing Party;

(X)
Information which is obtained by Receiving Party from a third person who, insofar as is known to Receiving Party, is not prohibited from transmitting the information by a contractual, legal or fiduciary obligation to the Providing Party; and

(Y)	Information which is or becomes publicly available other than as a result of disclosure by Receiving Party in violation of this Agreement.

“Collateral Percentage” shall mean a quotient, expressed as a percentage, equal to: (a) the aggregate notional amount of MMBtus that are subject of this Transaction divided by (b) the Full Hedge Amount; provided that the numerator of the Collateral Percentage may, with respect to Party A, be adjusted in accordance with Other Transactions executed under the Agreement. In the event that Party A and Party B undertake a Commodity Transaction that is in the nature of a power purchase or sale agreement, each megawatt hour of power subject of such Commodity Transaction shall equal 8.00 MMBtu.

“Eagle Date” has the meaning set forth in Section 2(c)(i)(A) of this Confirmation.

“Eagle Group First Lien Facilities” has the meaning set forth in Section 2(c)(i)(A) of this Confirmation.

“Eagle Letter” has the meaning set forth in Section 2(c)(i)(A) of this Confirmation.

“Environmental Law” means any legally binding Federal, state or local statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment or the protection of health and safety of the public, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Exposure” means, at any time and from time to time during the term of the Agreement (and notwithstanding whether an Event of Default under the Agreement has occurred), an amount equal to the Loss that would be owed to Party A by Party B at such time, if any. For purposes of this definition, the calculation of Loss shall be calculated by Party A as if all outstanding Party A Transactions had been liquidated, and in addition thereto, shall include all amounts owed but not yet paid by either Party A or Party B, whether or not such amounts are due, for performance already provided pursuant to any and all Party A Transactions; provided that Party A shall not be required to provide any documentation in support of its calculation of Exposure, and Party A’s calculation thereof shall be conclusive for all purposes in the absence of manifest error (it being acknowledged and agreed that if the calculation of Exposure hereunder results in a negative amount, Exposure shall be zero).

“Full Hedge Amount” means 1,200,000,000 MMBtus.

“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, toxic mold and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Incremental Exposure” means, as of any date of determination, (x) Party A’s Exposure as of such date of determination minus (y) Party A’s Exposure as of the date of a default that is the subject of any cure pursuant to the Consent (it being acknowledged and agreed that if the calculation of Incremental Exposure hereunder results in a negative amount, Incremental Exposure shall be zero).

“Pari Passu” means with respect to the Alternative Group Collateral and Party B’s obligations to Party A hereunder, pari passu on liquidation and in rights to ordinary course cash flow (which pari passu ranking will be satisfied if ordinary course settlement payments rank at least pari passu with ordinary course interest payments and Early Termination Payments rank pari passu with accelerated principal payments).

3. Payment Instructions:

Payments shall be made according to instructions provided by the parties to each other in writing from time to time.

4. Additional Terms and Conditions:

(a) Jurisdiction. With respect to any suit, action or proceedings relating to this Confirmation, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in New York City and the United States District Court located in the Borough of Manhattan in New York City.

(b) Waiver of Jury Trial. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Agreement or any Party A Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Agreement and each Party A Transaction hereunder.

(c) Transfer and Novation Rights. Party B may assign its rights and delegate its obligations under any Transaction, in whole or in part, to any Affiliate (an “Assignee”) Controlled by TXU Corp., effective (the “Assignment Effective Date”) upon delivery to Party A of an executed acceptance and assumption by the Assignee of the transferred obligations of Party B under the Party A Transaction(s) (the “Transferred Obligations”). On the Assignment Effective Date, (a) to the extent that the Assignee has provided credit support reasonably acceptable to Party A (taking into account Party A's relative credit position before and after the proposed assignment) in lieu of the credit support provided as set out in “Party B Credit Terms” above (provided that the Assignee may continue to provide the credit support outlined in Section 2 of this Confirmation, and, if so, Party A shall be obliged to accept such credit support), Party A shall release its lien on such collateral and promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release, (b) Party B shall be released from all obligations and liabilities arising under the Transferred Obligations; and (c) the Transferred Obligations shall cease to be “Transaction(s)” under the Agreement and shall be deemed to be “Transaction(s)” under the master agreement between Assignee and Party A; provided that, if at such time Assignee and Party A have not entered into a master agreement, Assignee and Party A shall be deemed to have entered into a form of 1992 ISDA Master Agreement (Multicurrency - Cross Border) without any Schedule attached thereto, except for (i) the election of Loss and Second Method for the purposes of payments on early termination, (ii) New York law as the governing law, (iii) USD as the Termination Currency, (iv) specifying that Section 2(c)(ii) of the ISDA Form will not apply, and (v) Party A as the Calculation Agent unless an Event of Default or a Potential Event of Default where Party A is the Defaulting Party shall occur, in which case Assignee shall be the Calculation Agent.

(d) Financing Consent. Party A also hereby consents to the assignment of this Agreement (and the rights and obligations of Party B hereunder) pursuant to the applicable collateral documents to the agent of the holders of the related secured obligations. If requested by Party B, Party A shall execute and deliver on the closing date under the Group First Lien Facilities, as applicable, a consent agreement with the trustee or administrative agent of the lenders under the Group First Lien Facilities in commercially reasonable form in which Party A consents to the collateral assignment of the Agreement (the “Consent” ); provided, however, that in no event will the forbearance or standstill period under such Consent (the period between (a) the effective date of notice from Party A to the trustee or administrative agent that an Event of Default, Termination Event or Additional Termination Event has occurred with respect to Party B or that Party A otherwise has the right to terminate the Agreement, and (b) the date on which an Early Termination Date is designated) be greater than: (i) in the case of termination due to an event described in Section 5(a)(vi) of the ISDA Form, zero (-0-) days; (ii) in the case of termination due to monetary defaults, ten (10) days; (iii) in the case termination due to an event described under Section 5(a)(vii) of the ISDA Form (other than any such default arising as a result of any proceeding under Chapter 7 of the United States Bankruptcy Code, in which event, there shall be no cure period), two (2) days; and (iv) in the case of termination due to non-monetary defaults, thirty (30) days. Notwithstanding the foregoing, in the case of (ii) and (iv) above, any such right to cure shall terminate if Party A shall not have been provided with cash collateral, one or more letters of credit or any combination thereof (in the case of any letter of credit, in form and substance reasonably satisfactory to Party A) in an aggregate amount equal to or greater than 110% of Party A’s Incremental Exposure at such time to secure Party B's obligations under the Agreement, such termination to be effective on the second business day following receipt of Party A's first notice of the amount of such Incremental Exposure and thereafter on the business day immediately following receipt of Party A's notice of the amount of such Incremental Exposure.

(e) Commodity Definitions.

(i) Market Disruption Events. The following Market Disruption Events in Section 7.4 of the Commodity Definitions shall apply:

(A)Price Source Disruption

(B)Trading Disruption

(C)Disappearance of Commodity Reference Price

(D)Material Change in Formula

(E)Material Change in Content

(ii) Disruption Fallbacks. The following Market Disruption Fallbacks in Section 7.5(c) of the Commodity Definitions shall apply, in the following order, except as otherwise specifically provided in this Confirmation or any Other Confirmation:

(A)Postponement (with Maximum Days of Disruption equal to three Commodity Business Days);

(B)Fallback Reference Price (if the parties have specified an alternate Commodity Reference Price in this Confirmation or any Other Confirmation);

(C)Negotiated Fallback; and

(D)Fallback Reference Dealers.

(f) Confidentiality.  Each party that receives Confidential Information hereunder (the “Receiving Party”) agrees that all such Confidential Information will be held and treated by it and its representatives inconfidence and will not, except as hereinafter provided, without the prior written consent of the party that provided such Confidential Information (the “Providing Party”), be disclosed, in any manner whatsoever, in whole or in part, and will not be used other than in connection with the purposes contemplated in this Confirmation; provided that either party may disclose such Confidential Information (i) to potential arrangers of financing and potential lenders (and their respective accountants, attorneys and advisors) (provided that disclosure will not be made to potential lenders until the arrangers of financing have launched a general syndication process as evidenced by the holding of a bank meeting), (ii) to credit rating agencies, (iii) as required by applicable securities laws or regulatory authorities and (iv) to potential acquirers of any of the Big Brown Collateral or assets comprising Alternative Group Collateral. Except as set forth in clauses (i) through (iv), in the event that the Receiving Party is requested or required to disclose any Confidential Information, the Receiving Party shall provide the Providing Party with prompt written notice of any such request or requirement, if such notice is, in the determination of the Receiving Party’s counsel, permitted by law, so that the Providing Party may seek an appropriate protective order or waive compliance with the provisions of this Section. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Receiving Party, in the determination of its counsel, is compelled to disclose Confidential Information, the Receiving Party may disclose that portion of the Confidential Information which the Receiving Party’s counsel advises that the Receiving Party is compelled to disclose. All right, title and interest in Confidential Information shall remain with the Providing Party and nothing contained herein shall be construed as granting or conferring any rights by license or otherwise in any Confidential Information.

5. Non-reliance Representations:

Each party will be deemed to represent to the other party on the date on which it enters into a Party A Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Party A Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it is based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and, assumes, the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

6. Representations and Warranties:

In connection with the negotiation of, the entering into, and the execution of this Confirmation, each party hereby represents and warrants to the other party that (a) it is both an (i) “Eligible Swap Participant” within the meaning of Part 35.1(b)(2) of the General Regulations under the Commodity Exchange Act, as amended and (ii) “Eligible Contract Participant” as defined in Sec. 1a.(12) of the Commodity Exchange Act, as amended (the “CEA”), (b) the Agreement and each Transaction is subject to individual negotiation by each party, and (c) neither the Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the CEA.

Each party represents to the other that this agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency and other similar laws relating to or affecting creditors’ rights generally); the execution and performance of this agreement will not cause it to violate any law, regulation or order by which it is bound or to which it is subject; and it has all necessary consents or approvals of any regulatory body to which it is subject.

7. Additional Representations:

As of the date or dates, if any, that a security interest and lien is delivered in the Big Brown Collateral (pursuant to Section 2(b)(i) of this Confirmation) or the Alternative Group Collateral (pursuant to Section 2(c) of this Confirmation), Party B represents and warrants to Party A that:

(a) to the extent such collateral consists of equity interests of in any entity, the liens granted to Party A (or to the applicable collateral agent for the benefit of Party A) are free and clear of all liens, restrictions on transfer or other encumbrances other than those (i) arising pursuant to the limited liability company agreements or other governing documents of such entity or applicable securities laws, (ii) for taxes not yet due, real property taxes imposed by the State of Texas that are not yet delinquent, or taxes that are being contested  in good faith and for which reserves have been maintained in accordance with GAAP, (iii) that arise by operation of law and (iv) permitted pursuant to the Alternative Group First Lien Facilities (or related second lien facilities); and

(b) with respect to all other assets, the liens granted to Party A (or to the applicable collateral agent for the benefit of Party A) (i) constitute valid and subsisting liens of record on such rights, title or interest in all such collateral consisting of real property, (ii) constitute perfected security interests in such rights, title or interest in all in all such collateral consisting of personal property, and (iii) are subject to no liens except Big Brown Permitted Liens or Alternative Group Collateral Permitted Liens, as applicable.

8. Limitation of Liability:

No party shall be required to pay special, exemplary, punitive, incidental, consequential or indirect damages whether or not arising from a party’s negligence) to the other party, nor shall any payments required under this agreement be deemed to be such damages.

Please provide your confirmation that the foregoing accurately reflects our agreement by signing in the space below and delivering a duly executed counterpart hereof (which delivery shall be deemed to have been made upon delivery thereof at our above address or upon our receipt of a facsimile transmission of a copy thereof to our facsimile (214-875-9050)). Your response should reflect the appropriate person within your organization who has authority to enter into this Agreement. Please direct and questions or concerns to Sara Herrlein at (214) 875-9526.
Very truly yours,

TXU Generation Development Company LLC

By:	/s/ Anthony Horton
Name:	Anthony Horton
Title:	Senior Vice President & Treasurer

ACCEPTED AND AGREED

***

By:	/s/ ***
Name:	***
Title:	***

*** CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE
COMMISSION

Schedule I

Transaction Terms

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Contract Reference Number:	***
Trade Date:	23 Feb 2007
Commodity Type:	Nymex Natural Gas - USD/MMbtu
Fixed Price Payer:	***
Floating Price Payer:	TXU Generation Development Company LLC
Start Date:	***
End Date:	***
Determination Period(s):	12 monthly period(s) with each Determination Period corresponding to a calendar month ("Reference Month"), beginning with the Start Date and ending on the End Date
Quantity per Year:	***
Quantity per Month:	The Quantity per Year divided by twelve (monthly periods in one year). The calculation will be rounded to the nearest MMbtu.
Fixed Price:	***
Floating Price:
For each Determination Period, the closing price on the last trading day of the applicable contract (“Pricing Day”) of the New York Mercantile Exchange's (Nymex) Natural Gas Henry Hub Futures Contract for the Reference Month stated in U.S. Dollars per MMbtu as made public by the Nymex on the Pricing Day.

If, for any Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer an amount equal to the product of (x) the Fixed Price minus the Floating Price, and (y) the applicable Quantity per Month. If for any Determination Period, the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer an amount equal to the product of (x) the Floating Price minus the Fixed Price, and (y) the applicable Quantity per Month. If, for any Determination Period, the Floating Price is equal to the Fixed Price, then no payment shall be owed by either party to the other.

Settlement Date(s):	The day the Floating Price is published in each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Settlement Date via wire transfer of Federal Funds

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

ANNEX X
CONFIDENTIAL

TXU Energy Company LLC

1601 Bryan Street

Dallas, TX 75201-3411

__________, 2007

***

Re:	Transaction Confirmation

Our Ref:_____________  Fax:  _______________

*** Ref: _____________

Dear Sirs:

The purpose of this amended and restated letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between *** (“Party A”) and TXU Energy Company LLC, a Delaware limited liability company, as successor to TXU Generation Development Company LLC by way of novation (“Party B”) on the Trade Date specified below (this “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”), as supplemented from time to time, (collectively the “2000 ISDA Definitions”) are incorporated into this Confirmation. Additionally, the 2005 Commodity Derivatives Definitions, as supplemented or modified from time to time (collectively, the “Commodity Definitions”) published by ISDA are hereby incorporated into this Confirmation by reference with respect to any “Transactions” (as defined by the Commodity Definitions) in commodities, except as otherwise specifically provided in this Confirmation. In the event of any inconsistency between the 2000 Definitions and the Commodity Definitions with respect to such Transactions, the Commodity Definitions will prevail.

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. The Parties to this Confirmation shall in good faith attempt to negotiate and execute a 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Form” or, when executed, the “Agreement”) with such modifications as Party A and Party B will in good faith agree. Upon execution of the Agreement, this Confirmation will supplement, form a part of, and be subject to that Agreement. Until Party A and Party B execute and deliver the Agreement, if any, this Confirmation, together with all other documents referring to the ISDA Form (each an “Other Confirmation”) confirming transactions (each an “Other Transaction”, and together with this Transaction, the “Party A Transactions”) entered into between Party A and Party B (notwithstanding anything to the contrary in an Other Confirmation), shall supplement, form a part of, and be subject to an agreement (which shall survive the termination of this Transaction) in the form of the ISDA Form as if Party A and Party B had executed an agreement in such form effective as of the Trade Date of this Transaction between Party A and Party B (but without any Schedule except for (i) the election of Loss and Second Method for the purposes of payments on early termination, (ii) New York law as the governing law, (iii) US Dollars (“USD”) as the Termination Currency, (iv) specifying that (A) Section 2(c)(ii) of the ISDA Form will not apply, and (B) the 30-day grace period under Section 5(a)(ii) of the ISDA Form will not apply with respect Sections 2(b)(i) through (vi) (provided, that with respect to clause 2(b)(v), this provision shall not be deemed to limit the forty-five (45) day period described therein), (v) Section 5(a)(vi) of the ISDA Form shall be amended by: (A) deleting the phrase “, or becoming capable at such time of being declared,” and (B) the Threshold Amount (x) with respect to Party B shall be ***, and (y) with respect to Party A shall be *** and (z) “Specified Indebtedness” shall mean with respect to Party B the Group First Lien Facilities and any refinancing or replacement thereof or successor facility thereto and (vi) Party A is the Calculation Agent unless an Event of Default or a Potential Event of Default where Party A is the Defaulting Party shall occur, in which case Party B shall be the Calculation Agent). The foregoing provisions will be included in the Agreement negotiated by Party A and Party B.

All Party A Transactions are entered into on the understanding that this Confirmation and any Other Confirmations form a single agreement between the parties, and the parties would not otherwise enter into this Transaction or any Other Transaction(s).

This Confirmation supersedes any prior oral or written agreement between the Parties regarding the subject matter hereof. This Confirmation, together with the ISDA Form, shall constitute the entire agreement between the Parties with respect to this Transaction.

Unless otherwise agreed, all money payable by one party (the “Payor”) to the other (the “Payee”) in respect of this Transaction or any Other Transaction shall be paid free and clear of, and without withholding or deduction for, any taxes or duties of whatsoever nature imposed, levied, collected, withheld or assessed by any authority having power to tax (a “Tax”), unless the withholding or deduction of such Tax is required by law. In that event, unless otherwise agreed, Payor shall pay such additional amounts as will result in the net amounts receivable by Payee (after taking account of such withholding or deduction) being equal to such amounts as would have been received by Payee had no such Tax been required to be withheld or deducted; provided the term “Tax” shall not include any Tax that would not been imposed but for (i) the failure of Payee to timely deliver any tax form or document reasonably requested by Payor, or (ii) the existence of any present or former connection between Payee and the jurisdiction imposing such Tax other than the mere receipt of payment from Payor or the performance of Payee’s obligations under this Transaction or any Other Transaction.

1. Transactions:

The transactions, the terms of which are set forth in Schedule 1 (collectively, this “Transaction”), are commodity swaps.

2. Collateral Requirements:

Party A Credit Terms:

Credit Support Provider:***.
***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

Credit Support Document: ***

Party B Credit Terms:

Credit Support Provider: None.

Credit Support Document: any security document, collateral trust agreement, guaranty or any other collateral security document or arrangement evidencing or granting a lien in the Group Collateral that is entered into by Party B or one of its affiliates in connection with the Group First Lien Facilities.

(a) Provision Controlling. Notwithstanding anything to the contrary in this Transaction, the ISDA Form or the Agreement, the provisions of this Section 2 shall govern all of the obligations of Party B with respect to the posting of collateral to Party A with respect to this Transaction and all Party A Transactions under the Agreement. In the event of any conflict between the terms and conditions of this Section 2 and any other provision of the Agreement, any schedule, annex or exhibit to the Agreement or any Other Confirmation issued under the Agreement, the terms of this Section 2 shall control and govern. The parties agree that this Section 2 shall be a part of the Agreement as executed and shall serve as a collateral addendum for the Agreement.

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(b) TXU Group Financing

(i) Provision of Group Collateral. On the Eagle Date, TXU Corp and/or its subsidiaries (the “TXU Group”) will enter into a secured first lien financing transaction having terms similar to those set forth in the commitment letter dated as of February 25, 2007 (such secured financing, as the same may be amended, supplemented, restated, replaced, refinanced, renewed or otherwise modified from time to time, the “Group First Lien Facilities”), and, in connection with entering into the Group First Lien Facilities, Party B will secure its obligations under this Transaction and the Agreement by granting to Party A a first priority security interest in and lien on the Group Collateral, which security interest and lien shall rank pari passu with the Group First Lien Facilities and shall be subject only to Group Collateral Permitted Liens. Such security interest and liens shall be granted through instruments that entitle Party A’s obligations hereunder to benefit from the same lien granted in the Group Collateral to holders of obligations under the Group First Lien Facilities. Party A and the collateral agent or other representative of the holders of the obligations under the Group First Lien Facilities shall also enter into a collateral agency and intercreditor agreement in connection with the Group First Lien Facilities on the Eagle Date (as the same may be amended, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), The Intercreditor Agreement shall contain the terms set forth in the last sentence of this clause (b)(i); (2) deliver to Party A a reliance letter permitting Party A to rely on opinions related to the Group Collateral given to the administrative agent for the lenders in connection with the closing of the Group First Lien Facilities; and (3) deliver to Party A a copy of a real property mortgage and fixture filing and all security documents granting the lien and security interest referred to in clause (1) above together with copies of UCC-1 financing statements filed with the appropriate state and local authorities perfecting the lien and security interest on personal property referred to in clause (1) above. The salient terms of the Intercreditor Agreement shall provide that Party A: (x) with respect to the lien described in clause (A), (I) such lien shall rank pari passu with the lien granted on the Group Collateral to the holders of the obligations under the Group First Lien Facilities as provided in clause (1)(A) above, (II) shall be entitled to share, on a pro rata basis, in the proceeds of any liquidation of the Group Collateral consummated in connection with a foreclosure on the Group Collateral in an amount equal to the Aggregate Net Settlement Amount and (III) (aa) shall have voting rights with respect to any remedies proposed to be taken by the holders of indebtedness under the Group First Lien Facilities with respect to the Group Collateral (and such voting rights shall be calculated at an amount equal to the greater of its Aggregate Net Settlement Amount and ***, where “Aggregate Net Settlement Amount” shall be the payment due upon declaration of an Early Termination Date (or if no Early Termination Date has been declared, the payment that would be due upon such a declaration) in respect of this Transaction and all other Transactions under the Agreement under Section 6(e) of the ISDA Form (or the Agreement if it has been executed) and (bb) shall have voting rights with respect to any amendment or waiver of any provision of the Intercreditor Agreement that (x) changes the priority of Party A’s lien on the Group Collateral relative to the priortiy of the lien granted to the secure the obligations of the holders of the Group First Lien Facilities or the priority of payments to Party A upon a foreclosure and liquidation of the Group Collateral relative to the priority of the lien granted to the holders of the Group First Lien Credit Facilities or (y) by its terms affects Party A and the other holders of obligations relating to commodity hedges and power purchase agreements disproportionately as compared to the holders of obligations under the Group First Lien Facilities and such amendment or waiver shall only be effective if approved by a majority of all obligations secured by a lien on the Group Collateral (where Party A’s voting rights shall be calculated in the manner set forth above) that is disproportionately affected.
***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(ii) Restrictive Covenants. Simultaneously with the execution of the Group First Lien Facilities, the following terms, in the form contained in the Group First Lien Facilities giving effect to subsequent modification, amendment, supplement, waiver, replacement or refinancing, shall be incorporated by reference herein or by supplement hereto: (A) limitation on liens; and (B)maintenance of insurance. The restriction requiring that proceeds from asset sales be reinvested or used to make mandatory prepayments of indebtedness in the form such restriction is contained in the Group First Lien Facilities shall be incorporated herein without regard to any subsequent modification, amendment, supplement, waiver, replacement or refinancing unless Party A’s Maximum Expected Exposure is below *** at which point the restriction shall thereafter be subject to any subsequent modification, amendment, supplement, waiver, replacement or refinancing. For this purpose, “Maximum Expected Exposure” means the sum of (A) the average of the amounts that would be owing to Party A (if positive) if an Early Termination Date were established on the twenty days (whether or not consecutive) within the six month period preceding the relevant determination on which Party A would be owed the largest payments under Section 6(e) of the ISDA Form (after disregarding the day for which the highest amount would be owing to Party A if an Early Termination Date were established on such date), plus (B) the product of *** multiplied by the Notional Quantity remaining outstanding under this Transaction and all Other Transactions between Party A and Party B.

(iii) Limitations on Trading Activities. Party B agrees to comply with the provisions of Schedule 2 hereto as of the Eagle Date. If Party A and Party B mutually agree to a different framework on the limitations on trading activities in conjunction with a TXU Group Financing, Schedule 2 will be updated to be consistent with the mutually acceptable modifications.

(iv) INTENTIONALLY OMITTED

(v) Overhedging. Party B shall be subject to the following requirements: On each Determination Date Party B shall determine whether it is Hedge Compliant or Hedge Non-Compliant. Promptly following each Determination Date Party B shall provide a certification of its determination to Party A. If as of a Determination Date Party B determines that it is in Hedge Non-Compliant then it shall by not later than the 45th calendar day following such Determination Date become Hedge Compliant. Failure to become Hedge Compliant by such date shall constitute an immediate Event of Default with respect to Party B.

For purposes of this Section, the following terms shall have the meanings specified below:

“Determination Date” means (i) any date on which TXU Corp. or any of its subsidiaries sells or otherwise disposes of a baseload power generating asset having a nameplate capacity of *** or more (each, a “Relevant Power Asset”) or, in the case of Relevant Power Assets under development, having an anticipated volume (based on the relevant EPC contract) of *** or more, (ii) any date on which Party A’s lien on a Relevant Power Asset is released or subordinated and (iii) the first business day of February of each calendar year commencing with such first business day to occur after the Eagle Date.

“Hedge Compliant” means that the aggregate net volume of Party B Hedges (aggregating actual and notional quantities) for each Hedge Year for which there are Party B Hedges is less than the Allowed Hedge Capacity.

“Hedge Non-Compliant” means the aggregate net volume of Party B Hedges (aggregating actual and notional quantities) for any Hedge Year for which there are Party B Hedges is greater than the Allowed Hedge Capacity.

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

“Hedge Year” means the twelve month period from January 1 through December 31 of each year during the term of this Transaction and any Other Transaction with the exception of the year in which the Determination Date occurs - for this year, the Hedge Year shall represent the remaining months of the year.

“Allowed Hedge Capacity” means in relation to each Hedge Year, the expected generation output from all baseload power plants of TXU Corp and its subsidiaries (excluding any such power plant to be sold and their associated hedges, but including any such power plant that, based on a current schedule provided by the relevant EPC provider, will be placed in service within *** of the Determination Date) based on TXU Corp.’s projected capacity factor and outage schedule by such power plant, plus any power purchased under power purchase contracts (including but not limited to power purchased from wind generation), converted to an mmbtu equivalent based on the prevailing forward looking market heat rate for that period. The Allowed Hedge Capacity shall be *** for the calculated mmbtu equivalent for the Hedge Year in which the Determination Date occurs and the immediately following Hedge Year (second year) and *** for next following Hedge Year and for each Hedge Year thereafter, it being understood that the Allowed Hedge Capacity for the Hedge Year in which a Determination Date occurs will be prorated to reflect the monthly production schedule for the balance of the Hedge Year.
“Hedges” means any wholesale physical and or financial sales and purchases of power or power equivalents (including but not limited to natural gas swaps, options or forward contracts); for purposes of clarity, Hedges do not include sales to end-use customers (such as retail residential customers) and transactions that are defined as trading activities in Schedule 2.

“Party B Hedges” means Hedges entered into by TXU Energy Company LLC or its Affiliates in connection with the baseload power generation business (and not the retail power business) conducted by such entities and Hedges entered into by any successors to such entities in the conduct of such power generation business.

(vi) Release of Collateral. In no event may Party B sell assets or permit the release of the liens on the Group Collateral required under (b)(i), individually or in the aggregate and whether in one or a series of transactions, on assets comprising all or a substantially all of the Group Collateral. If the Group First Lien Facilities are terminated, including in connection with any amendment and restatement or refinancing, the liens securing Party B’s (and each guarantor’s) obligations to Party A shall survive. Subject to the foregoing, Party A agrees that it shall, at Party B’s sole cost and expense, release its liens on and security interests in the Group Collateral (and Party A shall promptly execute such releases and other documentation as may be necessary or, in the reasonable opinion of Party B, desirable to effect such release) on the date on which no obligations in respect of this Transaction remain outstanding (other than contingent and unasserted obligations in respect of indemnities and similar provisions).

(vii) Further Assurances. The further assurances terms, in the form contained in the Group First Lien Facilities giving effect to subsequent modification, waiver, replacement or refinancing, shall be incorporated by reference herein or by supplement hereto.

(c) Additional Events of Default.

Each of the following will constitute an Additional Event of Default hereunder with Party B as the Defaulting Party:

(i) Any of the following occurs with respect to Party B's obligations to Party A or any guarantor’s obligations to Party A under any guarantees in respect thereof:

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(A) such obligations cease to be subject to, on a pari passu basis with the obligations under the Group First Lien Credit Facilties, an enforceable, valid and perfected uncapped first priority lien on and security interest in the Group Collateral subject only to Group Collateral Permitted Liens (it being understood that the release of any Group Collateral not prohibited by the Agreement shall not result in a breach of the foregoing Additional Event of Default); or

(B) at any time a release or disposal (in one or more related transactions) of all or substantially all of the collateral securing the obligations of Party B.

(d) Definitions. As used in this Confirmation, the following terms shall have the following meanings:

“Affiliate” shall mean, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Confidential Information” means all data, reports, interpretations, plans, customer or supplier lists, contract terms and conditions, forecasts and records, whether in written, oral or electronic form, whether or not made, developed and/or conceived by Receiving Party (whether before, on or after the date of this Agreement) and containing or otherwise reflecting information concerning:

(A)	the terms of the Agreement, this Confirmation, this Transaction, any other Transactions hereunder;

(B)	the content of any and all conversations, discussions or correspondence to or from the Providing Party regarding the above matters; and

(C)	any other information which is marked by the Providing Party or its representatives as “confidential” or “proprietary” or similar appellation.

Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement:

(W)	Information which was already in Receiving Party's possession prior to its receipt from the Providing Party;

(X)
Information which is obtained by Receiving Party from a third person who, insofar as is known to Receiving Party, is not prohibited from transmitting the information by a contractual, legal or fiduciary obligation to the Providing Party; and

(Y)	Information which is or becomes publicly available other than as a result of disclosure by Receiving Party in violation of this Agreement.

“Eagle Date” means the date that TXU Corp. and/or its subsidiaries has entered the Group First Lien Facilities and Party B has secured the obligations of Party A hereunder by complying with clauses (1), (2) and (3) of section 2(b)(i) hereof.

“Group Collateral” shall mean collateral granted under the Group First Lien Facilities.

“Group Collateral Permitted Liens” shall have the same meaning as such similar term in the Group First Lien Facilities, as such term may be amended, modified, waived or supplemented from time to time.

3. Payment Instructions:

Payments shall be made according to instructions provided by the parties to each other in writing from time to time.

4. Additional Terms and Conditions:

(a) Jurisdiction. With respect to any suit, action or proceedings relating to this Confirmation, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in New York City and the United States District Court located in the Borough of Manhattan in New York City.

(b) Waiver of Jury Trial. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Agreement or any Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Agreement and each Transaction hereunder.

(c) Financing Consent. Party A also hereby consents to the assignment of this Agreement (and the rights and obligations of Party B hereunder) pursuant to the applicable collateral documents to the collateral agent or other representative of the holders of the Group First Lien Facilities. If Party B or one of its Affiliates requires further written acknowledgement of the foregoing consent to assignment of this Agreement from Party A, Party A shall not be required to execute such additional written acknowledgement unless it is in a form acceptable to it.

(d) Commodity Definitions.

(i) Market Disruption Events. The following Market Disruption Events in Section 7.4 of the Commodity Definitions shall apply:

(A) Price Source Disruption

(B) Trading Disruption

(C) Disappearance of Commodity Reference Price

(D) Material Change in Formula

(E) Material Change in Content

(ii) Disruption Fallbacks. The following Market Disruption Fallbacks in Section 7.5(c) of the Commodity Definitions shall apply, in the following order, except as otherwise specifically provided in any Confirmation:

(A) Postponement (with Maximum Days of Disruption equal to three Commodity Business Days);

(B) Fallback Reference Price (if the parties have specified an alternate Commodity Reference Price in a Confirmation);

(C) Negotiated Fallback; and

(D) Fallback Reference Dealers.

(e) Confidentiality. Each party that receives Confidential Information hereunder (the “Receiving Party”) agrees that all such Confidential Information will be held and treated by it and its representatives in confidence and will not, except as hereinafter provided, without the prior written consent of the party that provided such Confidential Information (the “Providing Party”), be disclosed, in any manner whatsoever, in whole or in part, and will not be used other than in connection with the purposes contemplated in this Confirmation; provided that either party may disclose such Confidential Information (i) to potential investors or buyers, potential arrangers of financing and potential lenders (and their respective accountants, attorneys and advisors) (provided that disclosure will not be made to potential lenders until the arrangers of financing have launched a general syndication process as evidenced by the holding of a bank meeting), (ii) to credit rating agencies and (iii) as required by applicable securities laws or regulatory authorities. Except as set forth in clauses (i) through (v), in the event that the Receiving Party is requested or required to disclose any Confidential Information, the Receiving Party shall provide the Providing Party with prompt written notice of any such request or requirement, if such notice is, in the determination of the Receiving Party’s counsel, permitted by law, so that the Providing Party may seek an appropriate protective order or waive compliance with the provisions of this Section. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Receiving Party, in the determination of its counsel, is compelled to disclose Confidential Information, the Receiving Party may disclose that portion of the Confidential Information which the Receiving Party’s counsel advises that the Receiving Party is compelled to disclose. All right, title and interest in Confidential Information shall remain with the Providing Party and nothing contained herein shall be construed as granting or conferring any rights by license or otherwise in any Confidential Information.

5. Non-reliance Representations:

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)
Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it is based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b)
Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and, assumes, the risks of that Transaction.

(c)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

6. Representations and Warranties:

In connection with the negotiation of, the entering into, and the execution of a Confirmation, each party hereby represents and warrants to the other party that (a) it is both an (i) “Eligible Swap Participant” within the meaning of Part 35.1(b)(2) of the General Regulations under the Commodity Exchange Act, as amended and (ii) “Eligible Contract Participant” as defined in Sec. 1a.(12) of the Commodity Exchange Act, as amended (the “CEA”), (b) the Agreement and each Transaction is subject to individual negotiation by each party, and (c) neither the Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the CEA.

Each party represents to the other that this agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to bankruptcy, insolvency and other similar laws relating to or affecting creditors’ rights generally); the execution and performance of this agreement will not cause it to violate any law, regulation or order by which it is bound or to which it is subject; and it has all necessary consents or approvals of any regulatory body to which it is subject.

7. Additional Representations:

As of the date hereof, Party B represents and warrants to Party A that:

(a) to the extent that the Group Collateral consists of equity interests in any entity, the liens granted to Party A (or to the applicable collateral agent for the benefit of Party A) are free and clear of all liens other than those (i) arising pursuant to the limited liability company agreements or other governing documents of such entity or applicable securities laws, (ii) for taxes not yet due, real property taxes imposed by the State of Texas that are not yet delinquent, or taxes that are being contested  in good faith and for which reserveshave been maintained in accordance with GAAP, (iii) that arise by operation of law and (iv) Group Permitted Liens; and

(b) with respect to all other assets, the liens granted to Party A (or to the applicable collateral agent for the benefit of Party A) (i) constitute valid and perfected liens of record on all right, title or interest in all such collateral consisting of real property, (ii) constitute perfected security interests in all right, title or interest in all in all such collateral consisting of personal property, and (iii) are subject to no liens except Group Permitted Liens.

8. Limitation of Liability:

No party shall be required to pay special, exemplary, punitive, incidental, consequential or indirect damages whether or not arising from a party’s negligence) to the other party, nor shall any payments required under this agreement be deemed to be such damages.

Please provide your confirmation that the foregoing accurately reflects our agreement by signing in the space below and delivering a duly executed counterpart hereof (which delivery shall be deemed to have been made upon delivery thereof at our above address or upon our receipt of a facsimile transmission of a copy thereof to our facsimile [(214-875-9050))]. Your response should reflect the appropriate person within your organization who has authority to enter into this Agreement and should be received by Party B no later than 5:00 pm Central Time on the third Business Day following the date received by you. Furthermore, you agree to notify us of any bona fide error that would require revision in order to accurately reflect our agreement by such time. If Party B has not been notified of a bona fide error or received a fully executed confirmation in the manner set forth above, this Transaction shall be deemed binding on Party A and Party B as sent. Please direct and questions or concerns to [Sara Herrlein at (214) 875-9526].

Very truly yours TXU Energy Company LLC

By:
Name:
Title:

ACCEPTED AND AGREED

By:
Name:
Title:

CREDIT SUPPORT ANNEX
to the Schedule to the ISDA Master Agreement
incorporated by reference in the Long-Form Confirmation
dated [____________], 20071
between
*** (“Party A”)	and	TXU ENERGY COMPANY LLC (“Party B”)

Paragraph 13. Elections and Variables

9. Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: Not Applicable.

With respect to Party B: Not Applicable.

10. Credit Support Obligations.

(a) Delivery Amount, Return Amount and Credit Support Amount.

(i) “Delivery Amount” has the meaning specified in Paragraph 3(a).

(ii) “Return Amount” has the meaning specified in Paragraph 3(b).

(iii) “Credit Support Amount” has the meaning specified in Paragraph 3.

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

(b) Eligible Collateral. The following items will qualify as “Eligible Collateral” for the party specified:
	Party A	Valuation Percentage
(A) Cash	[X]	100%
(B) negotiable debt obligations having an original maturity at issuance of not more than one year (1) issued by the U.S. Treasury Department (“Treasury Securities”), or (2) which are issued and/or guaranteed as to both principal and interest by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or the Government National Mortgage Association, including mortgage-backed securities and REMICs (collectively, “Agency Securities”), but excluding interest only securities, principal only securities and residual interests.	[X]	97%
(C) Treasury Securities and Agency Securities having an original maturity at issuance of more than one year but not more than 5 years	[X]	95%
(D) Treasury Securities and Agency Securities having an original maturity at issuance of 5 years or more but not more than 10 years	[X]	93%
(E) Treasury Securities and Agency Securities having an original maturity at issuance of 10 years or more	[X]	90%

(c) Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: Any other type of collateral acceptable to the Secured Party in its sole discretion.

(d) Thresholds.

(i) “Independent Amount” means with respect to Party A: Not applicable.

“Independent Amount” means with respect to Party B: Not applicable, it being understood that Party B shall be only a Secured Party hereunder and not a Pledgor and shall be under no obligation to Transfer Collateral hereunder.

(ii) “Threshold” means with respect to Party A: Infinity; provided, however, that Party A’s Threshold shall be (i) *** if *** credit rating is (A) BBB or BBB- from S&P, or (B) Baa2 or Baa3 from Moody’s, or (ii) ***, if *** credit rating is below BBB- from S&P or below Baa3 from Moody’s; and provided further that Party A’s Collateral Threshold shall be *** if an Event of Default or Potential Event of Default with respect to Party A has occurred and is continuing. In the event of a split credit rating, the lower credit rating shall control.

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

“Threshold” means with respect to Party B: Not applicable, it being understood that Party A shall be only a Secured Party hereunder and not a Pledgor and shall be under no obligation to Transfer Collateral hereunder.

(iii) “Minimum Transfer Amount” means with respect to a party, $100,000; provided, however, that if an Event of Default has occurred and is continuing with respect to a party, the Minimum Transfer Amount with respect to such party shall be zero.

(iv) Rounding. The Delivery Amount and Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $10,000

11. Valuation and Timing.

(a) “Valuation Agent”: Party B will be the Valuation Agent, subject to the following: Party A will automatically become the Valuation Agent (i) if Party B fails to performs its obligations as Valuation Agent under Paragraph 4(c) or Paragraph 6(d) in a timely manner, (ii) an Event of Default or Potential Event of Default with respect to Party B is continuing or (iii) an Early Termination Date has been designated in connection with any such event or a Specified Condition with respect to Party B, so long as an Event of Default or Potential Event of Default with respect to Party A is not continuing and an Early Termination Date has not occurred or been designated in connection with any such event or a Specified Condition with respect to Party A.

(b) “Valuation Date” means each New York Banking Day.

(c) “Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(d) “Notification Time” means no later than 10:00 a.m., New York time, on a Local Business Day.

12. Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Event(s) will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A, all Termination Events.

13. Substitution.

(a) “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(b) Consent. The Pledgor is not required to obtain the Secured Party’s consent for any substitutions pursuant to Paragraph 4(d).

14. Dispute Resolution.

(a) “Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(b) “Value”. For the purpose of Paragraph 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

(i) The Value of Cash will be the face amount thereof, multiplied by the applicable Valuation Percentage.

(ii) With respect to any Treasury Securities or Agency Securities, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Securities chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker on such date, the mean of such high bid and low asked prices as of the day, next preceding such date, on which such quotations were available, plus (II) the accrued interest on such Securities (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (B)) as of such date, multiplied by the applicable Valuation Percentage.

(c) “Alternative”. The provisions of Paragraph 5 will apply.

15. Holding and Using Posted Collateral.

(a) Eligibility to Hold Posted Collateral; Custodians. Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

(i) Party B is not a Defaulting Party.

(ii) No Specified Condition has occurred and is continuing with respect to Party B.

(iii) Posted Collateral is held only in the United States.

Initially, the Custodian for Party B is: To be specified.

(b) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply to Party B.

16. Distributions and Interest Amount.

(a) Interest Rate. The “Interest Rate” will be, with respect to Eligible Collateral in the form of Cash, for any day, the rate equal to the overnight Fed Funds (Effective) rate, in effect for such day, as set forth on Telerate Page 120 or any successor page thereto on or about 11:00 a.m., New York time, on such day, brought out to two decimal places or, if no successor page is quoted, any page agreed to by the parties.

(b) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

(c) Alternative to Interest Amount. Not Applicable.

17. Additional Representations.
None.

18. Other Eligible Support and Other Posted Support.

(a) “Value” with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

(b) “Transfer” with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

19. Demands and Notices.
All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:
With respect to Party A:	Tel: Fax: Email:

With respect to Party B:	________________________
________________________
________________________

20. Addresses for Transfers.

Party A: To be specified by Party A in writing.

Party B: To be specified by Party B in writing.

21. Other Provisions:

None.
IN WITNESS WHEREOF the parties have executed this Annex as of the date specified on the first page hereof.

***

By:_________________________________
Name:
Title:

TXU ENERGY COMPANY LLC

By:_________________________________
Name:
Title:

***CONFIDENTIAL MATERIAL REDACTED
AND FILED SEPARATELY WITH THE COMMISSION.

[1]
For the avoidance of doubt, this Credit Support Annex Paragraph 13, together with a 1994 ISDA Credit Support Annex (New York law), shall be deemed to become effective simultaneously and automatically with the effectiveness of the Confirmation to which this Credit Support Annex Paragraph 13 is attached.